Morgan Stanley Variable Investment Series -
Limited Duration Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	Commonwealth Edison Co. 1.625%
due 1/15/2014
Purchase/Trade Date:	1/10/2011
Offering Price of Shares: $99.855
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.22
Brokers:  Credit Suisse, Loop Capital Markets, JP Morgan,
Morgan Stanley, Mizuho Securities USA Inc., Scotia Capital,
RBC Capital Markets
Purchased from: CSFB

Securities Purchased:	Ally Master Owner Trust Note A2 2.150%
due 1/15/2016
Purchase/Trade Date:	1/13/2011
Offering Price of Shares: $99.999
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.29
Brokers:  BofA Merrill Lynch, Credit Suisse, Deutsche Bank
Securities, BMO Capital Markets, Morgan Stanley, RBC Capital
Markets, Scotia Capital, Societe Generale
Purchased from: CSFB

Securities Purchased:	HCP Inc. 2.700% due 2/1/2014
Purchase/Trade Date:	1/19/2011
Offering Price of Shares: $99.902
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.29
Brokers: BofA Merrill Lynch, UBS Investment Bank, Wells Fargo Securities, Citi, JPMorgan, Barclays Capital, Credit Agricole
CIB, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, BNY Mellon Capital Markets, LLC, KeyBanc Capital Markets, PNC Capital Markets LLC, RBS, Scotia Capital, SunTrust Robinson Humphrey, US Bancorp, Moelis & Company
Purchased from: UBS Warburg

Securities Purchased:	Fifth Third Bancorp 3.625% due 1/25/2016
Purchase/Trade Date:	1/20/2011
Offering Price of Shares: $99.882
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $140,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.20
Brokers: JPMorgan, Barclays Capital, Morgan Stanley, Fifth Third
Securities Inc., UBS Investment Bank, CastleOak Securities, L.P.
Purchased from: JPMorgan

Securities Purchased: ABN Amro Bank NV 3.000% due 1/31/2014
Purchase/Trade Date:	1/27/2011
Offering Price of Shares: $99.917
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $290,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 0.43
Brokers: Barclays Capital Inc., Citigroup Global Markets Inc.,
Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Morgan Stanley & Co. Incorporated
Purchased from: Banc of America

Securities Purchased:	Marathon Petroleum Corp. 3.500%
due 3/1/2016
Purchase/Trade Date:	1/27/2011
Offering Price of Shares: $99.992
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $380,000
Percentage of Offering Purchased by Fund: 0.051
Percentage of Fund's Total Assets: 0.56
Brokers: Morgan Stanley, BofA Merrill Lynch, Citi, JPMorgan, RBS, BNP Paribas, Deutsche Bank Securities, DnB NOR Markets, Fifth Third Securities, Inc., Mitsubishi UFJ Securities, PNC Capital Markets LLC, Scotia Capital, Societe Generale, SMBC Nikko, US Bancorp, BBVA Securities, Comerica Securities, The Williams Capital Growth, L.P.
Purchased from: JPMorgan

Securities Purchased:	McKesson Corp. 3.250% due 3/1/2016
Purchase/Trade Date:	2/23/2011
Offering Price of Shares: $99.661
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.042
Percentage of Fund's Total Assets:  0.37
Brokers: BofA Merrill Lynch, JPMorgan, Mitsubishi UFJ Securities,
Rabo Securities USA, Inc., Scotia Capital, Wells Fargo Securities, Fifth Third Securities, Inc., PNC Capital Markets LLC
Purchased from: JPMorgan

Securities Purchased:	World Omni Receivables Trust 2011 A3
1.110% due 5/15/2015
Purchase/Trade Date:	3/2/2011
Offering Price of Shares: $99.997
Total Amount of Offering: $213,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.141
Percentage of Fund's Total Assets:  0.45
Brokers: BofA Merrill Lynch, JPMorgan, Wells Fargo Securities,
Barclays Capital, Deutsche Bank Securities, Mitsubishi UFJ
Securities
Purchased from: Banc of America

Securities Purchased:	Best Buy Co. Inc. 3.750% due 3/15/2016
Purchase/Trade Date:	3/8/2011
Offering Price of Shares: $99.606
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.071
Percentage of Fund's Total Assets: 0.38
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan, UBS Investment Bank, Citi, Wells Fargo Securities, Fifth Third Securities Inc., Standard Chartered Bank, Goldman, Sachs & Co., HSBC, Mitsubishi
UFJ Securities, RBC Capital Markets, Scotia Capital, US Bancorp, Barclays Capital, BBVA Securities, Deutsche Bank Securities,
Morgan Stanley, RBS
Purchased from: Credit Suisse Securities

Securities Purchased:	Quest Diagnostics Inc. 3.200%
due 4/1/2016
Purchase/Trade Date:	3/21/2011
Offering Price of Shares: $99.907
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $320,000
Percentage of Offering Purchased by Fund: 0.107
Percentage of Fund's Total Assets: 0.49
Brokers: Morgan Stanley, Goldman, Sachs & Co., RBS, JPMorgan,
Wells Fargo Securities, Credit Agricole CIB, BofA Merrill Lynch,
Mitsubishi UFJ Securities
Purchased from: Royal Bank of Scotland

Securities Purchased:	Wesfarmers Ltd. 2.983% due 5/18/2016
Purchase/Trade Date:	5/9/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $135,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 0.21
Brokers: Barclays Capital, Goldman, Sachs & Co., JP Morgan,
BofA Merrill Lynch, Mitsubishi UFJ Securities, Mizuho Securities,
SMBC Nikko
Purchased from: Barclays Capital

Securities Purchased:	Texas Instruments Inc. 1.375% due 5/15/2014
Purchase/Trade Date:	5/16/2011
Offering Price of Shares: $99.875
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $330,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.51
Brokers: Morgan Stanley, JP Morgan, BofA Merrill Lynch, Citi,
BNP Paribas, Mitsubishi UFJ Securities, Mizuho Securities USA Inc. Purchased from: JP Morgan Securities

Securities Purchased:	Barrick Gold Corp. 1.750% due 5/30/2014
Purchase/Trade Date:	5/24/2011
Offering Price of Shares: $99.881
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $230,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.36
Brokers: Morgan Stanley, RBC Capital Markets, Citi, JP Morgan, CIBC, HSBC, Scotia Capital, Barclays Capital, BMO Capital Markets, BNP Paribas, Mitsubishi UFJ Securities, Societe Generale, TD Securities, UBS Investment Bank
Purchased from: Royal Bank of Canada

Securities Purchased:	Applied Materials Inc. 2.650%
due 6/15/2016
Purchase/Trade Date:	6/1/2011
Offering Price of Shares: $99.925
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $160,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.25
Brokers: Citi, Mitsubishi UFJ Securities, JP Morgan, Morgan
Stanley, BNY Mellon Capital Markets, LLC, Wells Fargo Securities,
Goldman Sachs & Co., KeyBanc Capital Markets, US Bancorp, BNP
Paribas, Mizuho Securities USA Inc.
Purchased from: JP Morgan

Securities Purchased:	ABB Treasury Center USA Inc. 2.500%
due 6/15/2016
Purchase/Trade Date:	6/14/2011
Offering Price of Shares: $99.368
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, JP Morgan,
Barclays Capital, BNP Paribas, Goldman, Sachs & Co., RBS, Morgan
Stanley
Purchased from: Deutsche Bank Securities

Securities Purchased:	Danaher Corp. 1.300% due 6/23/2014
Purchase/Trade Date:	6/20/2011
Offering Price of Shares: $99.918
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $90,000
Percentage of Offering Purchased by Fund: 0.023
Percentage of Fund's Total Assets: 0.14
Brokers: BofA Merrill Lynch, BNP Paribas, HSBC, Deutsche Bank
Securities, Banca IMI, Mitsubishi UFJ Securities, Scotia Capital,
SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: Banc of America